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                                                                EXHIBIT 10.6(a)

                                    EXHIBIT A

                     AMENDMENT TO 1997 STOCK INCENTIVE PLAN

9.   PAYMENT OF EXERCISE PRICE.

     (a) FORMS OF CONSIDERATION AUTHORIZED. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check, or cash equivalent,
(ii) by tender to the Company of shares of Stock owned by the Optionee having a Fair Market Value (as determined by the Company without regard to any restrictions on transferability applicable to such stock by reason of federal or state securities laws or agreements with an underwriter for the Company) not less than the exercise price, (iii) by the assignment of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a "CASHLESS EXERCISE"), (iv) by the Optionee's promissory note in a form approved by the Company, (v) by such other consideration as may be approved by the Board from time to time to the extent permitted by applicable law, or (vi) by any combination thereof. The Board may at any time or from time to time, by adoption of or by amendment to the standard forms of Option Agreement, or by other means, grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

     (b) TENDER OF STOCK. Notwithstanding the foregoing, an Option may not be exercised by tender to the Company of shares of Stock to the extent such tender of Stock would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company's stock. Unless otherwise provided by the Board, an Option may not be exercised by tender to the Company of shares of Stock unless such shares either have been owned by the Optionee for more than six (6) months or were not acquired, directly or indirectly, from the Company.

     (c) CASHLESS EXERCISE. The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise.

     (d) PAYMENT BY PROMISSORY NOTE. No promissory note shall be permitted if the exercise of an Option using a promissory note would be a violation of any law. Any permitted promissory note shall be on such terms as the Board shall determine at the time the Option is granted. The Board shall have the authority to permit or require the Optionee to secure any promissory note used to exercise an Option with the shares of Stock acquired upon the exercise of the Option or with other collateral acceptable to the Company. Unless otherwise provided by the Board, if the Company at any time is subject to the regulations promulgated by the Board of Governors of the Federal Reserve System or any other governmental entity affecting the extension of credit in connection with the Company's securities, any promissory note shall comply with such applicable regulations, and the Optionee shall pay the unpaid principal and accrued interest, if any, to the extent necessary to comply with such applicable regulations.



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                                    EXHIBIT B

                             FORM OF PROMISSORY NOTE


                                 PROMISSORY NOTE

                              AND PLEDGE AGREEMENT





$_____________                                              ______________, 1997



     FOR VALUE RECEIVED, the undersigned promises to pay to American Residential Trust Investment, Inc., Inc., a Maryland corporation (the "Company"), or order, at its principal office (now located in Del Mar, California), the principal sum of ________________________ Dollars ($_____________) on ______________, 2002
(the "Due Date"). Such principal sum shall bear interest from the date hereof at a rate of Eight Percent (8%) per annum on the unpaid balance of this Note, compounded annually. Accrued but unpaid interest shall be payable at the end of each three-month period following the date hereof and on the Due Date. The entire outstanding balance of principal and accrued but unpaid interest shall be due and payable on the Due Date.

     Each payment shall be credited first to interest then due and the remainder to principal. Should interest not be paid when due hereunder, it shall be added to the principal and thereafter bear like interest as the principal, provided such unpaid interest so compounded shall not exceed an amount equal to simple interest on the unpaid principal at the maximum rate permitted by law.

     The Company may at its option accelerate, in whole or in part, the maturity of the outstanding principal balance due on this Note and any accrued interest thereon upon the occurrence of any of the following events:

     (1) The termination of the undersigned's employment with the Company (or any present or future parent and/or subsidiary corporations of the Company) for any reason, or no reason, with or without cause.

     (2) A default in the payment of any installment of principal and/or interest when due.

     (3) A sale of the Pledged Stock (as defined below).

     (4) Such acceleration is reasonably necessary for the Company to comply with any regulations promulgated by the Board of Governors of the Federal Reserve System affecting the extension of credit in connection with the Company's securities.



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     The undersigned waives demand, presentment, notice of protest, notice of demand, dishonor, diligence in collection and notices of intention to accelerate maturity. Any such acceleration may be automatically effectuated by the Company by making an entry to such effect in its records, in which event the unpaid balance on this Note shall become immediately due and payable without demand or notice.

     Principal and interest are payable in lawful money of the United States of America. The undersigned may prepay any amount due hereunder, without premium or penalty.

     In the event the Company incurs any costs or fees in order to enforce payment of this Note or any portion thereof, the undersigned agrees to pay to the Company, in addition to such amounts as are owed pursuant to this Note, such costs and fees, including, without limitation, a reasonable sum for attorneys' fees.

     The undersigned hereby waives to the full extent permitted by law all rights to plead any statute of limitations as a defense to any action hereunder.

     As security for the full and timely payment of this Note, the undersigned hereunder pledges and grants to the Company a security interest in certain shares of the Company's common stock (the "Pledged Stock") purchased by the undersigned pursuant to the terms of the Company's Stock Option Exercise Form attached hereto as Exhibit A. The undersigned shall, upon execution of this Note, deliver all certificates representing the Pledged Stock to the agent for the Company (the "Agent") pursuant to joint escrow instructions between the Company and the undersigned in a form approved by the Company. The Agent shall hold the Pledged Stock for the benefit of the Company to perfect the security interest granted hereunder.

     Notwithstanding the foregoing, the undersigned acknowledges that this Note is a full recourse note and that the undersigned is liable for full payment of this Note without regard to the value at any time or from time to time of the Pledged Stock. In the event of any default in the payment of this Note, the Company shall have and may exercise any and all remedies of a secured party under the California Commercial Code, and any other remedies available at law or in equity, with respect to the Pledged Stock. The undersigned (i) acknowledges that state or federal securities laws may restrict the public sale of securities, and may require private sales at prices or on terms less favorable to the seller than public sales and (ii) agrees that where the Company, in its sole discretion, determines that a private sale is appropriate, such sale shall be deemed to have been made in a commercially reasonable manner.

     In the event the undersigned desires to obtain a release from the Company's security interest in some or all of the Pledged Stock, the undersigned shall pay that portion of the principal balance of this Note equal to the purchase price of the Pledged Stock being released plus accrued interest thereon. The Company shall thereafter instruct the Agent to effect such release, provided that the fair market value of the Pledged Stock to remain subject to the Company's security interest (as determined by the Board of Directors of the Company or by the closing price of the Company's common stock on the New York Stock Exchange, or any successor listing, on the date of such notice) shall satisfy the conditions of Regulation G, as



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promulgated by the Board of Governors of the Federal Reserve System, or other comparable law or regulation.

     The failure of the Company to exercise any of the rights created hereby, or to promptly enforce any of the provisions of this Note, shall not constitute a waiver of the right to exercise such rights or to enforce any such provisions.

     As used herein, the undersigned includes the successors, assigns and distributees of the undersigned.

     As used herein, the Company includes the successors, assigns and distributees of the Company, as well as a holder in due course of this Note.

     This Note is made under and shall be construed in accordance with the laws of the State of California, without regard to the conflict of law provisions thereof.



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